PRUDENTIAL INVESTMENT PORTFOLIOS 3
PGIM Jennison Focused Growth Fund

Supplement dated November 23, 2020 to the Currently Effective Statement of Additional Information

Effective immediately the section of the Statement of Additional Information entitled “Management & Advisory Arrangements--Subadvisory Arrangements” is replaced with the following:

SUBADVISORY ARRANGEMENTS. The Manager has entered into subadvisory agreements (Subadvisory Agreements) with the Funds' subadvisers. The Subadvisory Agreements provide that the subadvisers will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisers are obligated to keep certain books and records of the Funds. Under the Subadvisory Agreements, the subadvisers, subject to the supervision of PGIM Investments are responsible for managing the assets of the Funds in accordance with the Funds' investment objectives, investment program and policies. The subadvisers determine what securities and other instruments are purchased and sold for the Funds and are responsible for obtaining and evaluating financial data relevant to the Funds. PGIM Investments continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises each subadviser's performance of such services.

As discussed in the Prospectuses, PGIM Investments employs the subadvisers under a “manager of managers” structure that allows PGIM Investments to replace a subadviser or amend a Subadvisory Agreement without seeking shareholder approval. The Subadvisory Agreements provide that they will terminate in the event of their assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreements may be terminated by the Funds, PGIM Investments, or the subadviser upon not more than 60 days’ nor less than 30 days’ written notice. The Subadvisory Agreements provide that they will continue in effect for a period of not more than two years from their execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Any new subadvisory agreement or amendment to the Fund’s Management Agreement or Subadvisory Agreement that directly or indirectly results in an increase in the aggregate management fee rate payable by the Fund will be submitted to the Fund’s shareholders for their approval.

The applicable fee rate and the subadvisory fees paid by PGIM Investments for the indicated fiscal years are set forth below. Subadvisory fees are based on the average daily net assets of the Funds, calculated and paid on a monthly basis, at the fee rate as set forth in the Subadvisory Agreements. Subadvisory fees are paid by PGIM Investments out of the management fee that it receives from the Funds.

Fund Name	Subadviser	Fee Rate
Focused Growth Fund	PGIM, Inc. (PGIM)*	Prior to July 1 2018: 0.45% to $1 billion; 0.40% over $1 billion Effective July 1, 2018: 0.335% to $1 billion; 0.325% from $1 billion to $3 billion 0.315% over $3 billion
	Jennison Associates LLC (Jennison)*	Prior to July 1 2018: 0.45% to $1 billion; 0.40% over $1 billion Effective July 1, 2018: 0.335% to $1 billion; 0.325% from $1 billion to $3 billion 0.315% over $3 billion
Large-Cap Value Fund	QMA LLC	0.40% to $1 billion; 0.375% over $1 billion

Notes to Subadviser Fee Rate Table:

* PGIM Investments has entered into a sub-management agreement with PGIM. PGIM has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). Fees earned by Jennison are paid out of the fees earned by PGIM Investments.

Subadvisory Fees Paid by PGIM Investments: Focused Growth Fund
2020	2019	2018
$2,225,948	$2,002,530	$1,670,061

Subadvisory Fees Paid by PGIM Investments: Large-Cap Value Fund
2020	2019	2018
$1,219,760	$1,457,981	$1,555,026

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